Exhibit 99.1

Tivity Health Appoints Healthcare Industry Veteran Richard Ashworth President and CEO

Healthcare leader brings wealth of operational, consumer and business development experience

NASHVILLE, Tenn., (May 21, 2020) -- Tivity Health®, Inc. (Nasdaq: TVTY), a leading provider of fitness, nutrition and social engagement solutions, announced today that its Board of Directors has appointed Richard Ashworth as President and Chief Executive Officer effective June 1. Ashworth most recently served as the president of Walgreens, where he was responsible for developing the strategies and plans for all Walgreens operations including leadership, development and management of the business. He will also serve on Tivity Health’s Board of Directors.

In his nearly 30-year career with Walgreens, Ashworth helped lead the transformation of the brand to become a global leader in pharmacy and health and wellness. Ashworth served as President of Operations from November 2017 to February 2020. Ashworth led the Company’s pharmacy segment as President of Pharmacy and Retail Operations from 2014 to 2017. In 2013, Ashworth also led the development and delivery of the healthcare strategy for the Company’s strategic partnership with U.K.-based Alliance Boots, which Walgreens later acquired.

“We are excited to bring someone with Richard’s extensive background in health and wellness to Tivity Health. Richard has significant experience navigating a rapidly changing healthcare landscape while serving a portfolio of large customers and individual consumers in the intensely competitive retail realm,” said Anthony Sanfilippo, Chairman of the Board of Directors. “We conducted a thorough search and we believe Richard is the right person to lead the Tivity Health team. Richard will leverage our core capabilities in healthcare and consumer-focused nutrition programs to deliver market-leading solutions that focus on profitable revenue growth. With a disciplined approach to managing the business, we are confident Richard will move the Company forward as a leading provider of healthy lifestyle solutions that improve health and lower healthcare costs.”

“Tivity Health is a leader in helping adults adopt healthier behavior through physical activity, nutrition and weight loss, and social engagement solutions. I am excited to partner with our Medicare Advantage clients who invest in the health and well-being of millions of beneficiaries,” said Ashworth. “I look forward to building on the Company’s 30-year history and its deep relationships with health plan clients and employers, while charting a course for growth to build Tivity Health’s trusted brands to deliver even greater value to our shareholders, consumers, clients, partners, and colleagues.”

Richard will be stepping into a role that has been filled by Bob Greczyn, Interim CEO, since February 19, 2020. Greczyn has been a member of the Tivity Health Board of Directors since 2015 and has over 30 years of leadership experience in managed care and healthcare.

“Bob has been an exceptional Interim CEO. In the months that he has led the Company, the country has been disrupted by a global pandemic which immediately changed how all businesses operate,” said Sanfilippo. “On behalf of the Board, we thank Bob for agreeing to serve as Interim CEO and for actively galvanizing and inspiring our colleagues to move the Company forward. Our Tivity Health team, through Bob’s leadership, and with prompt and innovative action, has continued to serve our members and customers, providing solutions to promote a better and healthier lifestyle. We’re fortunate that we will continue to benefit from Bob’s experience as a member of the Board.”

Ashworth has a Doctor of Pharmacy degree (PharmD), and a master’s degree in business administration. He will be based at Tivity Health’s Franklin, TN campus.

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About Tivity Health, Inc.

Tivity Health® (Nasdaq: TVTY) is a leading provider of healthy life-changing solutions, including SilverSneakers®, Nutrisystem®, Prime® Fitness, Wisely Well™, South Beach Diet® and WholeHealth Living®. We are actively addressing the social determinants of health, defined as the conditions in which we work, live and play. From improving health outcomes to reversing the narrative on inactivity, food insecurity, social isolation and loneliness, we are making a difference and are transforming the way we do health. Learn more at TivityHealth.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain statements that are “forward-looking” statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based upon current expectations and include all statements that are not historical statements of fact and those regarding the intent, belief or expectations, including, without limitation, statements that are accompanied by words such as “will,” “expect,” “outlook,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” or other similar words, phrases or expressions and variations or negatives of these words. These forward-looking statements include, but are not limited to, the Company’s statements regarding its future financial performance. Readers of this press release should understand that these statements are not guarantees of performance or results. Many risks and uncertainties could affect actual results and cause them to vary materially from the forward-looking statements.

These risks and uncertainties include, among other things: impacts from the COVID-19 pandemic (including the response of governmental authorities to combat and contain the pandemic and the closure of fitness centers in our national network) on the Company’s business, operations or liquidity; the risk that the significant indebtedness incurred in connection with the acquisition of Nutrisystem, Inc. may limit the Company’s ability to adapt to changes in the economy or market conditions, expose the Company to interest rate risk for the variable rate indebtedness and require a substantial portion of cash flows from operations to be dedicated to the payment of indebtedness; the Company’s ability to service its debt, make principal and interest payments as those payments become due, and remain in compliance with its debt covenants; the risks associated with changes in macroeconomic conditions (including the impacts of any recession resulting from the COVID-19 pandemic), widespread epidemics, pandemics (such as the current COVID-19 pandemic) or other outbreaks of disease, geopolitical turmoil, and the continuing threat of domestic or international terrorism; the Company’s ability to collect accounts receivable from its customers and amounts due under its sublease agreements; the market’s acceptance of the Company’s new products and services; the Company’s ability to develop and implement effective strategies and to anticipate and respond to strategic changes, opportunities, and emerging trends in the Company’s industry and/or business, as well as to accurately forecast the related impact on the Company’s revenues and earnings; the risk that the Company’s exploration of strategic alternatives for the Nutrition business unit will be unsuccessful in identifying or consummating any strategic alternative that yields additional value for the Company’s stockholders, or that such exploration adversely affects the Nutrition business unit or the Company as a whole; the risk that the Company is unable to achieve the strategic benefits, synergies and growth opportunities that were anticipated in connection with the acquisition of Nutrisystem, either in a timely manner or at all; counterparty risk associated with the Company’s interest rate swap agreements; the Company’s ability to obtain adequate financing to provide the capital that may be necessary to support its current or future operations; the impact of any additional impairment of the Company’s goodwill, intangible assets, or other long-term assets; the risks associated with potential failures of the Company’s information systems, including as a result of telecommuting issues associated with the Company’s employees working remotely; the risks associated with data privacy or security breaches, computer hacking, network penetration and other illegal intrusions of the Company’s information systems or those of third-party vendors or other service providers, which may result in unauthorized access by third parties, loss, misappropriation, disclosure or corruption of customer, employee or the Company’s information, or other data subject to privacy laws and may lead to a disruption in the Company’s business, costs to modify, enhance, or remediate its cybersecurity measures, enforcement actions, fines or litigation against the Company’s, or damage to its business reputation; the impact of any new or proposed legislation, regulations and interpretations relating to Medicare, Medicare Advantage, Medicare Supplement, e-commerce, advertising, and privacy and security laws; the impact of a reduction in Medicare Advantage health plan reimbursement rates or changes in plan design; the Company’s ability to attract, hire, or retain key personnel or other qualified employees and to control labor costs; the risks associated with changes to traditional office-centered business processes and/or conducting operations out of the office in a work-from-home or remote model during adverse situations (e.g., during a crisis, disaster, or pandemic), which may negatively impact productivity and cause other disruptions to the Company’s business; the effectiveness of the reorganization of the Company’s business and the Company’s ability to realize the anticipated benefits; the Company’s ability to effectively compete against other entities, whose financial, research, staff, and marketing resources may exceed its resources; the impact of legal proceedings involving the Company and/or its subsidiaries, products, or services, including any claims related to intellectual property rights; the Company’s ability to enforce its intellectual property rights; the risks associated with deriving a significant concentration of revenues from a limited number of the Company’s Healthcare segment customers, many of whom are health plans; the Company’s ability and/or the ability of its Healthcare segment customers to enroll participants and to accurately forecast their level of enrollment and participation in the Company’s programs in a manner and within the timeframe anticipated by the Company; the Company’s ability to sign, renew and/or maintain contracts with its Healthcare segment customers and/or the Company’s fitness partner locations under existing terms or to restructure these contracts on terms that would not have a material negative impact on the Company’s results of operations; the ability of the Company’s Healthcare segment health plan customers to maintain the number of covered lives enrolled in those health plans during the terms of the Company’s agreements; the Company’s ability to add and/or retain paid subscribers in its Prime Fitness program; the impact of severe or adverse weather conditions, the current COVID-19 pandemic, and the potential emergence of additional health pandemics or infectious disease outbreaks on member participation in the Company’s Healthcare segment programs; the impact of healthcare reform on the Company’s business; the effectiveness of the Company’s marketing and advertising programs; loss of, or disruption in the business of, any of the Company’s food suppliers or the Company’s fulfillment provider, or disruptions in the shipping of the Company’s food products for its Nutrition segment; the impact of claims that the Company’s Nutrition segment personnel are unqualified to provide proper weight loss advice; the impact of health- or advertising-related claims by the Company’s Nutrition segment customers; competition from other weight management industry participants or the development of more effective or more favorably perceived weight management methods; loss of any of the Company’s Nutrition segment third-party retailer agreements and any obligations associated with such loss, or a reduction of orders for Company products by any such third-party retailers or reduced promotion by such third-party retailers of Company products; the Company’s ability to continue to develop innovative weight loss programs and enhance its existing programs, or the failure of the Company’s programs to continue to appeal to the market; the impact of claims from the Company’s Nutrition segment competitors regarding advertising or other marketing practices; the Company’s ability to develop and commercially introduce new products and services; the Company’s ability to receive referrals from existing Nutrition segment customers, a decline in which could adversely impact the Company’s customer acquisition costs; failure to attract spokespersons or negative publicity with respect to any of the Company’s spokespersons; the Company’s ability to anticipate change and respond to emerging trends for customer preferences and the impact of the same on demand for the Company’s services and products; the seasonality of the business of the Company’s Nutrition segment, particularly with respect to diet season; negative publicity with respect to the weight loss industry; the impact of increased governmental regulation on the Company’s Nutrition segment; a significant portion of the Company’s Nutrition segment revenue depends on the Company’s ability to sustain subscriptions of its Nutrition segment’s programs, and cancellations could impact the Company’s future operating results; claims arising from the sale of ingested products; and other risks detailed in the Company’s filings with the Securities and Exchange Commission.

For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to the Company’s filings with the SEC. Except as required by law, the Company undertakes no obligation to update any such forward-looking statements to reflect new information, subsequent events or circumstances.

Investor Relations Contact:Media Relations Contact:

Bob East, WestwickeJill Meyer, Tivity Health

(443) 213-0500Jill.Meyer@TivityHealth.com

Tivity@Westwicke.com